                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 5, 2001

                          ____________________________


                               SMART & FINAL INC.

             (Exact name of Registrant as specified in its charter)

     Delaware                     001-10811                    95-4079584
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)

600 The Citadel Drive, City of Commerce, California               90040
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (323) 869-7500
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Item 5.  Other Events.

Smart & Final Inc. (the "Company") issued a press release on April 5, 2001 announcing the planned retirement of Martin A. Lynch, currently the Executive Vice President and Chief Financial Officer of the Company, effective at the end of May 2001. The Company also announced that Richard N. Phegley, currently the Company's Vice President and Treasurer, will succeed Mr. Lynch as Chief Financial Officer of the Company.

Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits

         99. Press Release dated April 5, 2001 entitled "Smart & Final Announces Retirement of Martin A. Lynch, Chief Financial Officer - Richard N. Phegley named new CFO"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2001          SMART & FINAL INC.



                             By: /s/ Donald G. Alvarado
                                -----------------------------------------------
                                    Donald G. Alvarado
                             Its:   Senior Vice President, Secretary and
                                    General Counsel
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                                 EXHIBIT INDEX
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
Exhibit      Description of
Number       Exhibit
-------      ---------------
99           Press Release dated April 5, 2001 entitled "Smart & Final Announces
             Retirement of Martin A. Lynch, Chief Financial Officer - Richard
             N. Phegley named new CFO"
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